Exhibit 99.1

Ponce Financial Group, Inc. Reports Fourth Quarter 2022 Results

NEW YORK, January 30, 2023 - Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp (the “Company”) (NASDAQ: PDLB), the holding company for Ponce Bank (the “Bank”), today announced results for the fourth quarter of 2022.

Fourth Quarter Highlights (Compared to Prior Periods):

•
Net loss of ($9.2) million or ($0.40) per diluted share, for the three months ended December 31, 2022, as compared to net loss of ($14.7) million, or ($0.64) per diluted share for the three months ended September 30, 2022 and net income of $15.0 million, or $0.89 per diluted share for the three months ended December 31, 2021.
•
Included in the ($9.2) million 2022 fourth quarter results is a $10.4 million increase in net provision for loan loss reserves/unused commitments to our Grain-originated microloan portfolio, as well as a reversal of $0.8 million of loan origination income that had been taken upfront (as opposed to deferred over the life of the loan).
•
Net interest income of $16.2 million for the fourth quarter of 2022 decreased $1.4 million, or 8.21%, from the prior quarter and $0.6 million, or 3.67%, from the same quarter last year, largely due to an increase in funding costs driven by the significant increase in interest rates during the quarter.
•
Net interest margin was 2.98% for the fourth quarter of 2022, a decrease from 3.62% for the prior quarter and from 4.51% for the same quarter last year. The reduction was largely attributable to an increase of lower yielding securities in the Company's portfolio and to an increase in the cost of funds.
•
Securities totaled $640.3 million as of December 31, 2022, an increase of $526.0 million, or 460.31%, from December 31, 2021.
•
Net loans receivable were $1.49 billion as of December 31, 2022, an increase of $188.0 million, or 14.41%, from December 31, 2021. The increase of $188.0 million was attributable to a $304.8 million net increase in non-PPP loans partially offset by a $116.7 million decrease in PPP loans.
•
Deposits were $1.25 billion as of December 31, 2022, an increase of $47.7 million, or 3.96%, from December 31, 2021.

President and Chief Executive Officer’s Comments

Carlos P. Naudon, Ponce Financial Group’s President and CEO, stated “We took action this quarter, within applicable guidelines, to further reduce future exposure to our consumer microloan program with Grain by reducing available credit lines for many borrowers. Grain unused credit line exposure was reduced from $15.3 million at the end of the third quarter of 2022 to $0.4 million at the end of the fourth quarter of 2022. We also increased our allowance for loan losses for this portfolio to $15.4 million, leaving us with total possible remaining exposure, inclusive of unused commitments, of $3.2 million at year-end, down from previous exposure of $28.6 million at the end of the third quarter. We also retained $1.4 million of security deposits from Grain borrowers, which may be available to offset the remaining exposure. While we are winding down our partnership with Grain, we will continue to explore and foster other partnerships, to invest in our people and in efficiency enhancing technologies and to use all available capital management tools to deliver value to our stakeholders as a nationally recognized MDI and CDFI institution.

Mr. Naudon continued, “Looking to the coming year, we are focused on successfully navigating a dramatically changed environment compared to a year ago in terms of credit costs and economic uncertainty. We are keenly aware, as many others in our industry have pointed out, that the road ahead will continue to be more volatile as we navigate through this necessary adjustment from an extended period of ultra-low interest rates. Fortunately for Ponce, during 2022 we significantly increased our capital base, both due to the second-step conversion as well as the $225 million sale of our perpetual preferred stock to the U.S. Department of the Treasury, as evidenced by our strong capital ratios. Our financial strength provides significant capacity for future growth, but we will be patient and judicious in deploying this capital while at the same time making use of our strength to support underserved but not undeserving members of our communities.”

Executive Chairman’s Comment

Steven A. Tsavaris, Ponce Financial Group’s Executive Chairman, added, “Despite a challenging environment, we were able to add almost $200 million to our loan portfolio across most categories during the quarter. We saw healthy growth in our multi-family loan and non-qualified mortgage portfolios. The loan portfolio, excluding Grain originations, continues to show great resiliency and continues to enjoy low LTVs”.

Selected performance metrics are as follows (refer to “Key Metrics” for additional information):

	At or for the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
Performance Ratios (Annualized):	2022	2022	2022	2022	2021
Return on average assets (1)	(1.62%)	(2.80%)	0.17%	(1.55%)	3.69%
Return on average equity (1)	(7.28%)	(11.25%)	1.01%	(10.06%)	31.46%
Net interest rate spread (1) (2)	2.14%	3.12%	3.86%	4.48%	4.32%
Net interest margin (1) (3)	2.98%	3.62%	4.10%	4.68%	4.51%
Non-interest expense to average assets (1)	2.78%	4.83%	3.73%	6.39%	3.90%
Efficiency ratio (4)	94.95%	132.46%	93.77%	143.50%	44.10%
Average interest-earning assets to average interest- bearing liabilities	151.73%	161.30%	151.98%	145.54%	138.10%
Average equity to average assets	22.32%	24.90%	17.32%	15.76%	11.71%

	At or for the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
Capital Ratios (Annualized):	2022	2022	2022	2022	2021
Total capital to risk weighted assets (Bank only)	30.53%	33.39%	36.00%	23.27%	17.23%
Tier 1 capital to risk weighted assets (Bank only)	29.26%	32.13%	34.75%	22.02%	15.98%
Common equity Tier 1 capital to risk-weighted assets (Bank only)	29.26%	32.13%	34.75%	22.02%	15.98%
Tier 1 capital to average assets (Bank only)	20.47%	22.91%	28.79%	14.88%	10.95%

	At or for the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
Asset Quality Ratios (Annualized):	2022	2022	2022	2022	2021
Allowance for loan losses as a percentage of total loans	2.27%	1.77%	1.31%	1.28%	1.24%
Allowance for loan losses as a percentage of nonperforming loans	252.33%	118.43%	94.05%	106.84%	142.90%
Net (charge-offs) recoveries to average outstanding loans (1)	(0.85%)	(0.52%)	(0.05%)	(0.22%)	(0.18%)
Non-performing loans as a percentage of total gross loans	0.90%	1.50%	1.39%	1.20%	0.87%
Non-performing loans as a percentage of total assets	0.59%	0.97%	0.90%	0.97%	0.69%
Total non-performing assets as a percentage of total assets	0.59%	0.97%	0.90%	0.97%	0.69%
Total non-performing assets and accruing troubled debt restructured loans as a percentage of total assets	0.78%	1.16%	1.14%	1.30%	1.07%

(1)
Annualized where appropriate.
(2)
Net interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate of interest-bearing liabilities.
(3)
Net interest margin represents net interest income divided by average total interest-earning assets.
(4)
Efficiency ratio represents noninterest expense divided by the sum of net interest income and noninterest income.

Summary of Results of Operations

Net loss for the year ended December 31, 2022, was ($30.0) million compared to net income of $25.4 million for the year ended December 31, 2021. This variance was largely due to charges related to Grain and a contribution to the Ponce De Leon Foundation this year, gains on property sales last year versus a loss on equipment sale this year, higher compensation and occupancy expenses and a reduction on the income on sale of mortgage loans.

Net Interest Income and Net Margin

Net interest income for the year ended December 31, 2022, was $66.6 million compared to $58.8 million for the year ended December 31, 2021. This increase is largely explained by the increases in the securities and loan portfolios.

Net interest margin was 3.75% for the year ended December 31, 2022 compared to 4.13% for the same period last year, a decrease of 38bps. The decrease in net interest margin was a result of an increase in the cost of funds driven by higher interest rates as well as a higher proportion of investment securities within interest-earning assets. These securities offer lower yields versus traditional loans.

Non-interest Income

Non-interest income for the three months ended December 31, 2022, was $0.4 million, a decrease of $1.1 million, or 72.29%, compared to the three months ended September 30, 2022 and a decrease of $18.7 million, or 97.72%, compared to the three months ended December 31, 2021.

The $1.1 million decrease in non-interest income for the three months ended December 31, 2022 compared to the three months ended September 30, 2022 was impacted by the reversal of loan origination income that had been taken upfront (as opposed to deferred) as well as lower income on sale of mortgage loans.

The $18.7 million decrease in non-interest income for the three months ended December 31, 2022 compared to the three months ended December 31, 2021 was attributable to the non-recurring $15.4 million gains on sale of property last year, a $1.4 million reduction in loan origination fees and a $1.3 million reduction in income on sale of mortgage loans.

Non-interest income for the year ended December 31, 2022, decreased $28.2 million, or 81.47%, to $6.4 million compared to $34.6 million for the year ended December 31, 2021. The decrease is primarily due to $20.3 million gains on sale of property last year versus a loss on sale of equipment of $0.4 million, a $4.5 million reduction in income on sale of mortgage loans and a $1.7 million reduction in loan origination fees this year.

Non-interest Expense

Non-interest expense for the three months ended December 31, 2022, was $15.8 million, a decrease of $9.7 million, or 37.97%, compared to the three months ended September 30, 2022 and $0.1 million, or 0.56%, compared to the three months ended December 31, 2021. The $9.7 million decrease from the three months ended September 30, 2022 was mainly attributable to the Grain write-off and write-down in the third quarter and to a lesser extent, a decrease in compensation and benefits expense as we reduced the bonus accrual during the fourth quarter. The $0.1 million decrease from the three months ended December 31, 2021 was attributable to a decrease of $0.6 million in direct loan expense, a $0.5 million recovery of Grain charge-offs and a decrease of $0.5 million in compensation and benefits expense, offset by increases of $0.9 million in occupancy and equipment, mainly due to rental expenses incurred after the sale of property during 2021 and $0.3 million in data processing expenses.

Non-interest expense for the year ended December 31, 2022, was $85.8 million, an increase of $28.7 million or 50.19%, compared to $57.1 million the year ended December 31, 2021. The $28.7 million increase in non-interest expense was attributable to the $17.9 million Grain write-off and write-down, $5.0 million contribution to the Ponce De Leon Foundation, and increases of $4.7 million in compensation and benefits expense, $2.6 million in occupancy and equipment expenses, $0.8 million in data processing expenses, $0.5 million in other operating expenses, $0.4 million in marketing and promotional expenses and $0.3 million in insurance and surety bond premiums. These items were partially offset by decreases of $1.7 million in professional fees, $1.4 million in direct loan expenses and $0.5 million in office supplies, telephone and postage.

Balance Sheet Summary

Total assets increased $658.5 million, or 39.82%, to $2.31 billion as of December 31, 2022 from $1.65 billion as of December 31, 2021. The increase in total assets is largely attributable to an increase of $509.9 million resulting from the purchases in held-to-maturity securities utilizing the $225.0 million received from the issuance of preferred stock to the U.S. Treasury pursuant to its Emergency Capital Investment Program. The increase in total assets is further impacted by increases of $188.0 million in net loans receivable (inclusive of a $116.7 million net decrease in PPP loans), $33.4 million in right of use assets, $18.7 million in Federal Home Loan Bank of New York stock, $16.2 million resulting from the purchase of available-for-sale securities and $12.3 million in deferred tax assets. These increases are partially offset by decreases of $99.5 million in cash and equivalents, $13.9 million in mortgage loans held for sale, at fair value and $6.2 million in other assets.

Total liabilities increased $355.0 million, or 24.25%, to $1.82 billion as of December 31, 2022 from $1.46 billion as of December 31, 2021. The increase in total liabilities was largely attributable to increases of $411.1 million in advances from FHLBNY, $47.7 million in deposits, and $34.5 million in operating lease liabilities, offset by decreases of $122.0 million in subscription liabilities related to the conversion of the mutual holding company to a stock company held as of December 31, 2021 pending the closing of the conversion and reorganization on January 27, 2022 and $15.1 million in warehouse lines of credit.

Total stockholders’ equity increased $303.4 million, or 160.34%, to $492.7 million as of December 31, 2022, from $189.3 million as of December 31, 2021. This increase in stockholders’ equity was largely attributable to the $225.0 million issuance of preferred stock to the U.S. Department of the Treasury pursuant to its Emergency Capital Investment Program and the $118.0 million received as a result of the sale of common stock in the conversion of the mutual holding company to a stock company.

About Ponce Financial Group, Inc.

Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, is the holding company for Ponce Bank. Ponce Bank is a Minority Depository Institution, a Community Development Financial Institution, and a certified Small Business Administration lender. Ponce Bank’s business primarily consists of taking deposits from the general public and to a lesser extent alternative funding sources and investing those funds, together with funds generated from operations and borrowings, in mortgage loans, consisting of 1-4 family residences (investor-owned and owner-occupied), multifamily residences, nonresidential properties, construction and land, and, to a lesser extent, in business and consumer loans. Ponce Bank also invests in securities, which consist of U.S. Government and federal agency securities and securities issued by government-sponsored or government-owned enterprises, as well as, mortgage-backed securities, corporate bonds and obligations, and Federal Home Loan Bank stock.

Forward Looking Statements

Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which Ponce Bank operates, including changes that adversely affect borrowers’ ability to service and repay Ponce Bank’s loans; anticipated losses with respect to the Company's investment in Grain; the anticipated impact of the COVID-19 pandemic and Ponce Bank’s attempts at mitigation; changes in the value of securities in the investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that intangibles recorded in the financial statements will become impaired; demand for loans in Ponce Bank’s market area; Ponce Bank’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that Ponce Financial Group, Inc. may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in Ponce Financial Group, Inc.’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Ponce Financial Group, Inc. disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as may be required by applicable law or regulation.

Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, and Subsidiaries

Consolidated Statements of Financial Condition

(Dollars in thousands, except for share data)

	As of
	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021
ASSETS
Cash and due from banks:
Cash	$34,074	$37,235	$53,544	$32,168	$98,954
Interest-bearing deposits in banks	20,286	25,286	221,262	37,127	54,940
Total cash and cash equivalents	54,360	62,521	274,806	69,295	153,894
Available-for-sale securities, at fair value	129,505	131,977	140,044	154,799	113,346
Held-to-maturity securities, at amortized cost	510,820	494,297	211,517	927	934
Placement with banks	1,494	2,490	2,490	2,490	2,490
Mortgage loans held for sale, at fair value	1,979	3,357	9,234	7,972	15,836
Loans receivable, net	1,493,127	1,392,553	1,324,320	1,300,446	1,305,078
Accrued interest receivable	15,049	14,063	13,255	12,799	12,362
Premises and equipment, net	17,446	17,759	18,945	19,279	19,617
Right of use assets	33,423	34,121	34,416	35,179	—
Federal Home Loan Bank of New York stock (FHLBNY), at cost	24,661	14,272	16,429	5,420	6,001
Deferred tax assets	16,137	13,822	9,658	7,440	3,820
Other assets	13,988	11,170	21,585	13,730	20,132
Total assets	$2,311,989	$2,192,402	$2,076,699	$1,629,776	$1,653,510
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Deposits	$1,252,412	$1,351,189	$1,148,728	$1,181,165	$1,204,716
Operating lease liabilities	34,532	35,081	35,217	35,821	—
Accrued interest payable	1,390	854	158	223	228
Advance payments by borrowers for taxes and insurance	9,724	10,589	8,668	10,161	7,657
Advances from the FHLBNY and others	517,375	286,375	334,375	93,375	106,255
Warehouse lines of credit	—	—	—	753	15,090
Mutual holding company conversion subscription liabilities	—	—	—	—	122,000
Other liabilities	3,856	7,631	31,471	8,699	8,308
Total liabilities	1,819,289	1,691,719	1,558,617	1,330,197	1,464,254
Commitments and contingencies
Stockholders' Equity:
Preferred stock, $0.01 par value; 100,000,000 shares authorized	225,000	225,000	225,000	—	—
Common stock, $0.01 par value; 200,000,000 shares authorized	249	247	247	247	185
Treasury stock, at cost	(2)	—	—	—	(13,687)
Additional paid-in-capital	206,508	206,092	205,669	205,243	85,601
Retained earnings	92,955	102,169	116,907	116,136	122,956
Accumulated other comprehensive loss	(17,860)	(18,420)	(15,032)	(7,035)	(1,456)
Unearned compensation ─ ESOP	(14,150)	(14,405)	(14,709)	(15,012)	(4,343)
Total stockholders' equity	492,700	500,683	518,082	299,579	189,256
Total liabilities and stockholders' equity	$2,311,989	$2,192,402	$2,076,699	$1,629,776	$1,653,510

Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, and Subsidiaries

Consolidated Statements of Operations

(Dollars in thousands, except per share data)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021
Interest and dividend income:
Interest on loans receivable	$18,550	$17,058	$16,057	$18,200	$18,013
Interest on deposits due from banks	199	346	132	36	7
Interest and dividend on securities and FHLBNY stock	6,184	4,230	978	782	632
Total interest and dividend income	24,933	21,634	17,167	19,018	18,652
Interest expense:
Interest on certificates of deposit	1,310	687	677	803	907
Interest on other deposits	4,125	1,543	521	284	309
Interest on borrowings	3,332	1,793	481	593	654
Total interest expense	8,767	4,023	1,679	1,680	1,870
Net interest income	16,166	17,611	15,488	17,338	16,782
Provision for loan losses	12,641	9,330	817	1,258	873
Net interest income after provision for loan losses	3,525	8,281	14,671	16,080	15,909
Non-interest income:
Service charges and fees	481	464	445	440	468
Brokerage commissions	180	288	214	338	401
Late and prepayment charges	263	109	193	58	336
Income on sale of mortgage loans	7	116	200	418	1,294
Loan origination (1)	(557)	522	696	625	886
(Loss) gain on sale of premises and equipment	—	(436)	—	—	15,431
Other	63	514	431	347	353
Total non-interest income	437	1,577	2,179	2,226	19,169
Non-interest expense:
Compensation and benefits	6,501	7,377	6,911	7,125	6,959
Occupancy and equipment	3,928	3,611	3,237	3,192	3,007
Data processing expenses	1,114	994	824	847	771
Direct loan expenses	454	654	505	874	1,032
Insurance and surety bond premiums	270	297	156	147	149
Office supplies, telephone and postage	375	369	406	405	552
Professional fees	1,571	1,251	1,748	1,334	1,700
Contribution to the Ponce De Leon Foundation	—	—	—	4,995	—
Grain write-off and write-down	(515)	8,881	1,500	8,074	—
Marketing and promotional expenses	256	214	52	71	69
Directors fees	112	89	96	71	80
Regulatory assessment	84	99	71	83	69
Other operating expenses	1,615	1,580	1,061	856	1,466
Total non-interest expense	15,765	25,416	16,567	28,074	15,854
(Loss) income before income taxes	(11,803)	(15,558)	283	(9,768)	19,224
(Benefit) provision for income taxes	(2,589)	(820)	(488)	(2,948)	4,245
Net (loss) income	$(9,214)	$(14,738)	$771	$(6,820)	$14,979
(Loss) earnings per common share:
Basic	$(0.40)	$(0.64)	$0.03	$(0.31)	$0.90
Diluted	$(0.40)	$(0.64)	$0.03	$(0.31)	$0.89
Weighted average common shares outstanding:
Basic	23,168,097	23,094,859	23,056,559	21,721,113	16,864,929
Diluted	23,168,097	23,094,859	23,128,911	21,721,113	16,924,785

(1)
Amounts for the quarterly period ended December 31, 2022 include the reversal of $0.8 million of loan origination income that had been taken upfront in prior quarters of 2022 (as opposed to deferred over the life of the loan).

Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, and Subsidiaries

Consolidated Statements of Operations

(Dollars in thousands, except per share data)

	For the Years Ended December 31,
	2022	2021	Variance $	Variance %
Interest and dividend income:
Interest on loans receivable	$69,865	$65,532	$4,333	6.61%
Interest on deposits due from banks	713	20	693	3,465.00%
Interest and dividend on securities and FHLBNY stock	12,174	1,546	10,628	687.45%
Total interest and dividend income	82,752	67,098	15,654	23.33%
Interest expense:
Interest on certificates of deposit	3,477	4,244	(767)	(18.07%)
Interest on other deposits	6,473	1,427	5,046	353.61%
Interest on borrowings	6,199	2,581	3,618	140.18%
Total interest expense	16,149	8,252	7,897	95.70%
Net interest income	66,603	58,846	7,757	13.18%
Provision for loan losses	24,046	2,717	21,329	785.02%
Net interest income after provision for loan losses	42,557	56,129	(13,572)	(24.18%)
Non-interest income:
Service charges and fees	1,830	1,657	173	10.44%
Brokerage commissions	1,020	1,324	(304)	(22.96%)
Late and prepayment charges	623	1,207	(584)	(48.38%)
Income on sale of mortgage loans	741	5,265	(4,524)	(85.93%)
Loan origination	1,286	3,021	(1,735)	(57.43%)
(Loss) gain on sale of premises and equipment	(436)	20,270	(20,706)	(102.15%)
Other	1,355	1,893	(538)	(28.42%)
Total non-interest income	6,419	34,637	(28,218)	(81.47%)
Non-interest expense:
Compensation and benefits	27,914	23,262	4,652	20.00%
Occupancy and equipment	13,968	11,328	2,640	23.31%
Data processing expenses	3,779	3,015	764	25.34%
Direct loan expenses	2,487	3,888	(1,401)	(36.03%)
Insurance and surety bond premiums	870	585	285	48.72%
Office supplies, telephone and postage	1,555	2,054	(499)	(24.29%)
Professional fees	5,904	7,629	(1,725)	(22.61%)
Contribution to the Ponce De Leon Foundation	4,995	—	4,995	—%
Grain write-off and write-down	17,940	—	17,940	—%
Marketing and promotional expenses	593	206	387	187.86%
Directors fees	368	285	83	29.12%
Regulatory assessment	337	323	14	4.33%
Other operating expenses	5,112	4,567	545	11.93%
Total non-interest expense	85,822	57,142	28,680	50.19%
(Loss) income before income taxes	(36,846)	33,624	(70,470)	(209.58%)
(Benefit) provision for income taxes	(6,845)	8,209	(15,054)	(183.38%)
Net (loss) income	$(30,001)	$25,415	$(55,416)	(218.04%)
(Loss) earnings per common share:
Basic	$(1.32)	$1.52	$(2.84)	(187.11%)
Diluted	$(1.32)	$1.51	$(2.84)	(187.35%)
Weighted average common shares outstanding:
Basic	22,690,943	16,744,561	5,946,382	35.51%
Diluted	22,690,943	16,791,443	5,899,500	35.13%

Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, and Subsidiaries

Key Metrics

	At or for the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021
Performance Ratios:
Return on average assets (1)	(1.62%)	(2.80%)	0.17%	(1.55%)	3.69%
Return on average equity (1)	(7.28%)	(11.25%)	1.01%	(10.06%)	31.46%
Net interest rate spread (1) (2)	2.14%	3.12%	3.86%	4.48%	4.32%
Net interest margin (1) (3)	2.98%	3.62%	4.10%	4.68%	4.51%
Non-interest expense to average assets (1)	2.78%	4.83%	3.73%	6.39%	3.90%
Efficiency ratio (4)	94.95%	132.46%	93.77%	143.50%	44.10%
Average interest-earning assets to average interest- bearing liabilities	151.73%	161.30%	151.98%	145.54%	138.10%
Average equity to average assets	22.32%	24.90%	17.32%	15.76%	11.71%
Capital Ratios:
Total capital to risk weighted assets (Bank only)	30.53%	33.39%	36.00%	23.27%	17.23%
Tier 1 capital to risk weighted assets (Bank only)	29.26%	32.13%	34.75%	22.02%	15.98%
Common equity Tier 1 capital to risk-weighted assets (Bank only)	29.26%	32.13%	34.75%	22.02%	15.98%
Tier 1 capital to average assets (Bank only)	20.47%	22.91%	28.79%	14.88%	10.95%
Asset Quality Ratios:
Allowance for loan losses as a percentage of total loans	2.27%	1.77%	1.31%	1.28%	1.24%
Allowance for loan losses as a percentage of nonperforming loans	252.33%	118.43%	94.05%	106.84%	142.90%
Net (charge-offs) recoveries to average outstanding loans (1)	(0.85%)	(0.52%)	(0.05%)	(0.22%)	(0.18%)
Non-performing loans as a percentage of total gross loans	0.90%	1.50%	1.39%	1.20%	0.87%
Non-performing loans as a percentage of total assets	0.59%	0.97%	0.90%	0.97%	0.69%
Total non-performing assets as a percentage of total assets	0.59%	0.97%	0.90%	0.97%	0.69%
Total non-performing assets and accruing troubled debt restructured loans as a percentage of total assets	0.78%	1.16%	1.14%	1.30%	1.07%
Other:
Number of offices	18	18	18	18	19
Number of full-time equivalent employees	253	257	253	223	217

(1)
Annualized where appropriate.
(2)
Net interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate of interest-bearing liabilities.
(3)
Net interest margin represents net interest income divided by average total interest-earning assets.
(4)
Efficiency ratio represents noninterest expense divided by the sum of net interest income and noninterest income.

Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, and Subsidiaries

Securities Portfolio

	December 31, 2022				December 31, 2021
		Gross	Gross			Gross	Gross
	Amortized	Unrealized	Unrealized		Amortized	Unrealized	Unrealized
	Cost	Gains	Losses	Fair Value	Cost	Gains	Losses	Fair Value
	(in thousands)				(in thousands)
Available-for-Sale Securities:
U.S. Government Bonds	$2,985	$—	$(296)	$2,689	$2,981	$—	$(47)	$2,934
Corporate Bonds	25,824	—	(2,465)	23,359	21,243	144	(203)	21,184
Mortgage-Backed Securities:
Collateralized Mortgage Obligations (1)	44,503	—	(6,726)	37,777	18,845	—	(497)	18,348
FHLMC Certificates	11,310	—	(1,676)	9,634	—	—	—	—
FNMA Certificates	67,199	—	(11,271)	55,928	71,930	—	(1,231)	70,699
GNMA Certificates	122	—	(4)	118	175	6	—	181
Total available-for-sale securities	$151,943	$—	$(22,438)	$129,505	$115,174	$150	$(1,978)	$113,346

Held-to-Maturity Securities:
U.S. Agency Bonds	$35,000	$—	$(380)	$34,620	$—	$—	$—	$—
Corporate Bonds	82,500	57	(3,819)	78,738	—	—	—	—
Mortgage-Backed Securities:
Collateralized Mortgage Obligations (1)	235,479	192	(5,558)	230,113	—	—	—	—
FHLMC Certificates	4,120	—	(268)	3,852	934	—	(20)	914
FNMA Certificates	131,918	—	(5,227)	126,691	—	—	—	—
SBA Certificates	21,803	34	—	21,837	—	—	—	—
Total held-to-maturity securities	$510,820	$283	$(15,252)	$495,851	$934	$—	$(20)	$914

(1)
Comprised of Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”) and Ginnie Mae (“GNMA”) issued securities.

Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, and Subsidiaries

Loan Portfolio

	As of
	December 31,		September 30,		June 30,		March 31,		December 31,
	2022		2022		2022		2022		2021
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
	(Dollars in thousands)
Mortgage loans:
1-4 family residential
Investor Owned	$343,968	22.54%	$336,667	23.79%	$321,671	24.02%	$323,442	24.59%	$317,304	24.01%
Owner-Occupied	134,878	8.84%	112,749	7.97%	100,048	7.47%	95,234	7.24%	96,947	7.33%
Multifamily residential	494,667	32.42%	421,917	29.81%	396,470	29.60%	368,133	27.98%	348,300	26.34%
Nonresidential properties	308,043	20.19%	282,642	19.97%	279,877	20.90%	251,893	19.14%	239,691	18.13%
Construction and land	185,018	12.13%	197,437	13.95%	165,425	12.35%	144,881	11.01%	134,651	10.19%
Total mortgage loans	1,466,574	96.12%	1,351,412	95.49%	1,263,491	94.34%	1,183,583	89.96%	1,136,893	86.00%
Non-mortgage loans:
Business loans (1)	39,965	2.62%	41,398	2.92%	45,720	3.41%	100,253	7.62%	150,512	11.38%
Consumer loans (2)	19,129	1.26%	22,563	1.59%	30,198	2.25%	31,899	2.42%	34,693	2.62%
Total non-mortgage loans	59,094	3.88%	63,961	4.51%	75,918	5.66%	132,152	10.04%	185,205	14.00%
Total loans, gross	1,525,668	100.00%	1,415,373	100.00%	1,339,409	100.00%	1,315,735	100.00%	1,322,098	100.00%

Net deferred loan origination costs	2,051		2,288		2,446		1,604		(668)
Allowance for losses on loans	(34,592)		(25,108)		(17,535)		(16,893)		(16,352)

Loans, net	$1,493,127		$1,392,553		$1,324,320		$1,300,446		$1,305,078

(1)
As of December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022, and December 31, 2021, business loans include $20.0 million, $24.7 million, $30.8 million, $86.0 million and $136.8 million, respectively, of PPP loans.
(2)
As of December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021, consumer loans include $18.2 million, $21.5 million, $28.3 million, $31.0 million and $33.9 million, respectively, of loans originated by the Bank pursuant to its arrangement with Grain.

Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, and Subsidiaries

Grain Loan Exposure

Grain Technologies, Inc. ("Grain") Total Exposure as of December 31, 2022
(in thousands)
Receivable from Grain
Microloans originated - put back to Grain (inception-to-December 31, 2022)	$25,467
Write-downs, net of recoveries (year to date as of December 31, 2022)	(17,455)
Cash receipts from Grain (inception-to-December 31, 2022)	(6,186)
Grant/reserve	(1,826)
Net receivable as of December 31, 2022	$—
Microloan receivables from Grain Borrowers
Grain originated loans receivable as of December 31, 2022	$18,158
Allowance for loan losses as of December 31, 2022 (1)	(15,415)
Microloans, net of allowance for loan losses as of December 31, 2022	$2,743
Investments
Investment in Grain	$1,000
Investment in Grain write-off in Q3 2022	(1,000)
Investment in Grain as of December 31, 2022	—
Total exposure to Grain as of December 31, 2022	$2,743

(1) Includes $0.03 million for allowance for unused commitments on the $0.4 million of unused commitments available to Grain originated borrowers reported in other liabilities in the accompanying Consolidated Statements of Financial Conditions. Excludes $1.4 million of security deposits by Grain originated borrowers reported in deposits in the accompanying Consolidated Statements of Financial Conditions.

Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, and Subsidiaries

Allowance for Loan Losses

	For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021
	(Dollars in thousands)
Allowance for loan losses at beginning of the period	$25,108	$17,535	$16,893	$16,352	$16,008
Provision for loan losses	12,641	9,330	817	1,258	873
Charge-offs:
Mortgage loans:
1-4 family residences
Investor owned	—	—	—	—	—
Owner occupied	—	—	—	—	—
Multifamily residences	—	—	—	—	(38)
Nonresidential properties	—	—	—	—	—
Construction and land	—	—	—	—	—
Non-mortgage loans:
Business	—	—	—	—	—
Consumer	(3,659)	(1,799)	(450)	(751)	(560)
Total charge-offs	(3,659)	(1,799)	(450)	(751)	(598)
Recoveries:
Mortgage loans:
1-4 family residences
Investor owned	—	—	156	—	8
Owner occupied	—	39	—	—	45
Multifamily residences	—	—	—	—	—
Nonresidential properties	—	—	—	—	—
Construction and land	—	—	—	—	—
Non-mortgage loans:
Business	—	1	91	2	15
Consumer	502	2	28	32	1
Total recoveries	502	42	275	34	69
Net (charge-offs) recoveries	(3,157)	(1,757)	(175)	(717)	(529)
Allowance for loan losses at end of the period	$34,592	$25,108	$17,535	$16,893	$16,352

Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, and Subsidiaries

Deposits

	As of
	December 31,		September 30,		June 30,		March 31,		December 31,
	2022		2022		2022		2022		2021
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
	(Dollars in thousands)
Demand	$289,149	23.08%	$288,654	21.37%	$284,462	24.77%	$281,132	23.81%	$274,956	22.83%
Interest-bearing deposits:
NOW/IOLA accounts	24,349	1.94%	28,799	2.13%	28,597	2.49%	33,010	2.79%	35,280	2.93%
Money market accounts	317,815	25.38%	360,293	26.66%	181,156	15.77%	169,847	14.38%	186,893	15.51%
Reciprocal deposits	114,049	9.11%	162,858	12.05%	151,264	13.17%	160,510	13.59%	143,221	11.89%
Savings accounts	130,432	10.41%	140,055	10.37%	139,244	12.12%	133,966	11.34%	134,887	11.20%
Total NOW, money market, reciprocal and savings accounts	586,645	46.84%	692,005	51.21%	500,261	43.55%	497,333	42.10%	500,281	41.53%
Certificates of deposit of $250K or more	70,113	5.60%	61,900	4.58%	65,157	5.67%	75,130	6.36%	78,454	6.51%
Brokered certificates of deposit (1)	98,754	7.89%	98,760	7.31%	62,650	5.45%	79,282	6.71%	79,320	6.58%
Listing service deposits (1)	35,813	2.86%	40,964	3.03%	48,953	4.26%	53,876	4.56%	66,411	5.51%
All other certificates of deposit less than $250K	171,938	13.73%	168,906	12.50%	187,245	16.30%	194,412	16.46%	205,294	17.04%
Total certificates of deposit	376,618	30.08%	370,530	27.42%	364,005	31.68%	402,700	34.09%	429,479	35.64%
Total interest-bearing deposits	963,263	76.92%	1,062,535	78.63%	864,266	75.23%	900,033	76.19%	929,760	77.17%
Total deposits	$1,252,412	100.00%	$1,351,189	100.00%	$1,148,728	100.00%	$1,181,165	100.00%	$1,204,716	100.00%
(1)
As of December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, there were $13.6 million, $13.8 million, $18.5 million, $19.0 million, and $29.0 million, respectively, in individual listing service deposits amounting to $250,000 or more. All brokered certificates of deposit individually amounted to less than $250,000.

Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, and Subsidiaries

Nonperforming Assets

	As of Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021
	(Dollars in thousands)
Non-accrual loans:
Mortgage loans:
1-4 family residential
Investor owned	$2,844	$5,902	$3,460	$3,596	$3,349
Owner occupied	961	971	1,140	962	1,284
Multifamily residential	—	—	—	—	1,200
Nonresidential properties	—	778	1,162	1,166	2,163
Construction and land	7,567	10,660	10,817	7,567	917
Non-mortgage loans:
Business	—	359	—	—	—
Consumer	—	—	—	—	—
Total non-accrual loans (not including non-accruing troubled debt restructured loans)	$11,372	$18,670	$16,579	$13,291	$8,913

Non-accruing troubled debt restructured loans:
Mortgage loans:
1-4 family residential
Investor owned	$217	$221	$224	$230	$234
Owner occupied	2,027	2,215	1,746	2,192	2,196
Multifamily residential	—	—	—	—	—
Nonresidential properties	93	95	96	98	100
Construction and land	—	—	—	—	—
Non-mortgage loans:
Business	—	—	—	—	—
Consumer	—	—	—	—	—
Total non-accruing troubled debt restructured loans	2,337	2,531	2,066	2,520	2,530
Total non-accrual loans	$13,709	$21,201	$18,645	$15,811	$11,443

Accruing troubled debt restructured loans:
Mortgage loans:
1-4 family residential
Investor owned	$2,207	$2,228	$2,246	$2,269	$3,089
Owner occupied	1,328	1,254	2,019	2,313	2,374
Multifamily residential	—	—	—	—	—
Nonresidential properties	708	715	725	726	732
Construction and land	—	—	—	—	—
Non-mortgage loans:
Business	—	—	—	—	—
Consumer	—	—	—	—	—
Total accruing troubled debt restructured loans	$4,243	$4,197	$4,990	$5,308	$6,195
Total non-performing assets and accruing troubled debt restructured loans	$17,952	$25,398	$23,635	$21,119	$17,638
Total non-performing loans to total gross loans	0.90%	1.50%	1.39%	1.20%	0.87%
Total non-performing assets to total assets	0.59%	0.97%	0.90%	0.97%	0.69%
Total non-performing assets and accruing troubled debt restructured loans to total assets	0.78%	1.16%	1.14%	1.30%	1.07%

Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, and Subsidiaries

Average Balance Sheets

	For the Three Months Ended December 31,
	2022			2021
	Average			Average
	Outstanding		Average	Outstanding		Average
	Balance	Interest	Yield/Rate (1)	Balance	Interest	Yield/Rate (1)
	(Dollars in thousands)
Interest-earning assets:
Loans (2)	$1,478,308	$18,550	4.98%	$1,320,635	$18,013	5.41%
Securities (3)	636,457	5,931	3.70%	113,826	566	1.97%
Other (4)	38,879	452	4.61%	43,346	73	0.67%
Total interest-earning assets	2,153,644	24,933	4.59%	1,477,807	18,652	5.01%
Non-interest-earning assets	96,051			134,798
Total assets	$2,249,695			$1,612,605
Interest-bearing liabilities:
NOW/IOLA	$25,349	$22	0.34%	$29,771	$16	0.21%
Money market	503,286	4,095	3.23%	340,334	259	0.30%
Savings	139,115	8	0.02%	137,383	33	0.10%
Certificates of deposit	368,895	1,310	1.41%	433,571	907	0.83%
Total deposits	1,036,645	5,435	2.08%	941,059	1,215	0.51%
Advance payments by borrowers	12,942	—	0.00%	10,361	1	0.04%
Borrowings	369,832	3,332	3.57%	118,692	654	2.19%
Total interest-bearing liabilities	1,419,419	8,767	2.45%	1,070,112	1,870	0.69%
Non-interest-bearing liabilities:
Non-interest-bearing demand	325,616	—		320,074	—
Other non-interest-bearing liabilities	2,424	—		33,506	—
Total non-interest-bearing liabilities	328,040	—		353,580	—
Total liabilities	1,747,459	8,767		1,423,692	1,870
Total equity	502,236			188,913
Total liabilities and total equity	$2,249,695		2.45%	$1,612,605		0.69%
Net interest income		$16,166			$16,782
Net interest rate spread (5)			2.14%			4.32%
Net interest-earning assets (6)	$734,225			$407,695
Net interest margin (7)			2.98%			4.51%
Average interest-earning assets to interest-bearing liabilities			151.73%			138.10%

(1)
Annualized where appropriate.
(2)
Loans include loans and mortgage loans held for sale, at fair value.
(3)
Securities include available-for-sale securities and held-to-maturity securities.
(4)
Includes FHLBNY demand account and FHLBNY stock dividends.
(5)
Net interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate of interest-bearing liabilities.
(6)
Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.
(7)
Net interest margin represents net interest income divided by average total interest-earning assets.

Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, and Subsidiaries

Average Balance Sheets

	For the Years Ended December 31,
	2022			2021
	Average			Average
	Outstanding		Average	Outstanding		Average
	Balance	Interest	Yield/Rate (1)	Balance	Interest	Yield/Rate
	(Dollars in thousands)
Interest-earning assets:
Loans (2)	$1,375,723	$69,865	5.08%	$1,312,505	$65,532	4.99%
Securities (3)	357,446	11,709	3.28%	62,908	1,267	2.01%
Other (4)	44,160	1,178	2.67%	51,156	299	0.58%
Total interest-earning assets	1,777,329	82,752	4.66%	1,426,569	67,098	4.70%
Non-interest-earning assets	164,324			89,152
Total assets	$1,941,653			$1,515,721
Interest-bearing liabilities:
NOW/IOLA	$30,151	$65	0.22%	$30,851	$109	0.35%
Money market	393,555	6,275	1.59%	310,611	1,168	0.38%
Savings	138,137	128	0.09%	133,244	146	0.11%
Certificates of deposit	382,022	3,477	0.91%	430,164	4,244	0.99%
Total deposits	943,865	9,945	1.05%	904,870	5,667	0.63%
Advance payments by borrowers	11,514	5	0.04%	10,106	4	0.04%
Borrowings	206,969	6,199	3.00%	121,319	2,581	2.13%
Total interest-bearing liabilities	1,162,348	16,149	1.39%	1,036,295	8,252	0.80%
Non-interest-bearing liabilities:
Non-interest-bearing demand	344,505	—		287,008	—
Other non-interest-bearing liabilities	33,225	—		17,763	—
Total non-interest-bearing liabilities	377,730	—		304,771	—
Total liabilities	1,540,078	16,149		1,341,066	8,252
Total equity	401,575			174,655
Total liabilities and total equity	$1,941,653		1.39%	$1,515,721		0.80%
Net interest income		$66,603			$58,846
Net interest rate spread (5)			3.27%			3.90%
Net interest-earning assets (6)	$614,981			$390,274
Net interest margin (7)			3.75%			4.13%
Average interest-earning assets to
interest-bearing liabilities			152.91%			137.66%

(1)
Annualized where appropriate.
(2)
Loans include loans and mortgage loans held for sale, at fair value.
(3)
Securities include available-for-sale securities and held-to-maturity securities.
(4)
Includes FHLBNY demand account and FHLBNY stock dividends.
(5)
Net interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate of interest-bearing liabilities.
(6)
Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.
(7)
Net interest margin represents net interest income divided by average total interest-earning assets.

Ponce Financial Group, Inc., as the successor by merger with PDL Community Bancorp, and Subsidiaries

Other Data

	As of
	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021
Other Data
Common shares issued	24,859,353	24,728,460	24,724,274	24,724,274	18,463,028
Less treasury shares	—	—	—	—	1,037,041
Common shares outstanding at end of period	24,859,353	24,728,460	24,724,274	24,724,274	17,425,987

Book value per common share	$10.77	$11.15	$11.85	$12.12	$10.86
Tangible book value per common share	$10.77	$11.15	$11.85	$12.12	$10.86